Imperial Fund I, LLC ABS-15G

Exhibit 99.15

Data Compare Summary (Total)
Run Date - 5/20/2020 8:52:19 AM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	0	444	0.00%
Borrower Last Name	0	444	0.00%
Coborrower First Name	0	444	0.00%
Coborrower Last Name	0	444	0.00%
# of Units	7	444	1.58%
Contract Sales Price	2	444	0.45%
Debt Service Coverage Ratio	116	125	92.80%	All variances were are the result of rounding differences or variances in captured borrower income. Mission verified all DSCR calculations met Guidelines.
Borrower Qualifying FICO	1	444	0.23%
Borrower Total Income	357	444	80.41%	All variances were are the result of rounding differences. Mission verified all DSCR calculations met Guidelines.
Occupancy	0	444	0.00%
First Payment Date	1	444	0.23%
Primary Apprasied Value for LTV	14	444	3.15%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Note Date	0	444	0.00%
Original Note Interest Rate	0	444	0.00%
Original Loan Amount	0	444	0.00%
Original LTV	7	444	1.58%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	3	444	0.68%
Property Type	104	444	23.42%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	444	0.00%
Refi Purpose	0	444	0.00%
Street	0	444	0.00%
City	0	444	0.00%
State	0	444	0.00%
Zip	0	444	0.00%